Series Number:  1
For period ending 3/31/2012

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    206

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 9
                                B Class                                                                                 0
        C Class                                                 0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0001

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0001
        B Class                                            $0.0001
        C Class                                            $0.0001

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,081,234

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   96,159
                                    B Class                                                              1,043
C Class                              5,732

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $1.00

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $1.00
                                    B Class                  $1.00
C Class                            $1.00

Series Number:  3
For period ending 3/31/2012

48)	Investor, A, B, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.584%

Institutional
                 First $1 billion 0.501%
                 Next $1 billion 0.449%
                 Next $3 billion 0.419%
                 Next $5 billion 0.399%
                 Next $15 billion 0.386%
                 Next $25 billion 0.384%
                Over $50 billion 0.384%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    87,077
                                Institutional Class               63,169
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 21,118
                                B Class                                                                                 324
        C Class                                                 4,171
                                R Class                                                                                 904

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3913
                               Institutional Class                                                      $0.4133
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3637
        B Class                                            $0.2808
        C Class                                            $0.2809
        R Class                                                      $0.3362

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           157,483
                              Institutional Class     244,843

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   61,368
                                    B Class                                                              1,084
C Class                              15,706
R Class                              2,896

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.01
                                Institutional Class  $11.01

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.01
                                    B Class                  $11.00
C Class                            $11.01
R Class                            $11.01

Series Number:  4
For period ending 3/31/2012

48)	Investor, A, B, C & R
     First $1 billion 0.951%
                 Next $1 billion 0.899%
                 Next $3 billion 0.869%
                 Next $5 billion 0.849%
                 Next $15 billion 0.836%
                 Next $25 billion 0.834%
                Over $50 billion 0.834%

         Institutional
                 First $1 billion 0.751%
                 Next $1 billion 0.699%
                 Next $3 billion 0.669%
                 Next $5 billion 0.649%
                 Next $15 billion 0.636%
                 Next $25 billion 0.634%
                Over $50 billion 0.634%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    14,692
                                Institutional Class               11,727
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,967
                                B Class                                                                                 41
        C Class                                                 1,103
                                R Class                                                                                 152

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.4189
                               Institutional Class                                                      $0.4310
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.4039
        B Class                                            $0.2067
        C Class                                            $0.3588
        R Class                                                      $0.3889

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           48,941
                              Institutional Class     33,930

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,647
                                    B Class                                                              -
C Class                              3,445
R Class                              402

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.04
                                Institutional Class  $6.04

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.04
                                    B Class                  -
C Class                            $6.04
R Class                            $6.04

Series Number:  5
For period ending 3/31/2012

48)	Investor, A, B, C & R
                   First $1 billion 0.671%
                   Next $1 billion 0.619%
                   Next $3 billion 0.589%
                   Next $5 billion 0.569%
                   Next $15 billion 0.556%
                   Next $25 billion 0.554%
                  Over $50 billion 0.554%

    Institutional
                 First $1 billion 0.471%
                 Next $1 billion 0.419%
                 Next $3 billion 0.389%
                 Next $5 billion 0.369%
                 Next $15 billion 0.356%
                 Next $25 billion 0.354%
                Over $50 billion 0.354%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    6,047
                                Institutional Class               2,787

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 5,786
                                B Class                                                                                 155
        C Class                                                 2,865
                                R Class                                                                                 805

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3437
                               Institutional Class                                                      $0.3608
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3225
        B Class                                            $0.2587
        C Class                                            $0.2587
        R Class                                                      $0.3012

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           20,327
                              Institutional Class     6,971

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   18,370
                                    B Class                                                              554
C Class                              10,950
R Class                              3,252

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.56
                                Institutional Class  $10.62

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.48
                                    B Class                  $10.39
C Class                            $10.40
R Class                            $10.75

Series Number:  9
For period ending 3/31/2012

48)	Investor, A, B, C & R
                    First $1 billion 0.751%
                    Next $1 billion 0.699%
                    Next $3 billion 0.669%
                    Next $5 billion 0.649%
                    Next $15 billion 0.636%
                    Next $25 billion 0.634%
                    Over $50 billion 0.634%

Institutional
        First $1 billion 0.551%
        Next $1 billion 0.499%
        Next $3 billion 0.469%
        Next $5 billion 0.449%
        Next $15 billion 0.436%
        Next $25 billion 0.434%
       Over $50 billion 0.434%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    3,353
                                Institutional Class               273

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,026
                                B Class                                                                                 16
        C Class                                                 427
                                R Class                                                                                 55

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.4114
                               Institutional Class                                                      $0.4332

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3837
        B Class                                            $0.1527
        C Class                                            $0.3012
        R Class                                                      $0.3562

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           11,024
                              Institutional Class     742

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   6,842
                                    B Class                                                              -
C Class                              1,676
R Class                              171

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.05
                                Institutional Class  $11.04

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.05
                                    B Class                  -
C Class                            $11.04
R Class                            $11.04

Series Number:  10
For period ending 3/31/2012

48)	Investor, A, B, C & R
                    First $1 billion 0.701%
                    Next $1 billion 0.649%
                    Next $3 billion 0.619%
                    Next $5 billion 0.599%
                    Next $15 billion 0.586%
                    Next $25 billion 0.584%
                    Over $50 billion 0.584%

Institutional
                 First $1 billion 0.501%
                 Next $1 billion 0.449%
                 Next $3 billion 0.419%
                 Next $5 billion 0.399%
                 Next $15 billion 0.386%
                 Next $25 billion 0.384%
                Over $50 billion 0.384%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    5,014
                                Institutional Class               542
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,793
                                B Class                                                                                 3
        C Class                                                 645
                                R Class                                                                                 36

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2725
                               Institutional Class                                                      $0.2936
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2460
        B Class                                            $0.0427
        C Class                                            $0.1667
        R Class                                                      $0.2197

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           18,437
                              Institutional Class     1,856

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   12,458
                                    B Class                                                              -
C Class                              3,689
R Class                              157

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.50
                                Institutional Class  $10.50

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.50
                                    B Class                  -
C Class                            $10.51
R Class                            $10.51